EXHIBIT 99.5

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of September 14, 2015, by and among the parties signatories hereto. The undersigned hereby agree that the Amendment No. 8 to the Statement on Schedule 13D/A with respect to the shares of Common Stock, par value $0.0001 per share, of Synutra International, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:	Warburg Pincus IX GP L.P., its General Partner
	By:	WPP GP LLC, its General Partner
		By:	Warburg Pincus Partners, L.P., its Managing Member
			By:	Warburg Pincus Partners GP LLC, its General Partner
				By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS IX GP L.P.

By:	WPP GP LLC, its General Partner
	By:	Warburg Pincus Partners, L.P., its Managing Member
		By:	Warburg Pincus Partners GP LLC, its General Partner
			By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WPP GP LLC

By:	Warburg Pincus Partners, L.P., its Managing Member
	By:	Warburg Pincus Partners GP LLC, its General Partner
		By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS, L.P.

By:	Warburg Pincus Partners GP LLC, its General Partner
	By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS GP LLC

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS & CO.

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS LLC

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Managing Director

CHARLES R. KAYE

By:	/s/ Robert B. Knauss
Name: Charles R. Kaye
By: Robert B. Knauss, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Robert B. Knauss
Name: Joseph P. Landy
By: Robert B. Knauss, Attorney-in-Fact*

*
Power of Attorney given by Mr. Kaye and Mr. Landy was previously filed with the United States Securities and Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum Inc. (f/k/a Laredo Petroleum Holdings, Inc.) and is hereby incorporated by reference.